EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Large Cap Series Funds, Inc.:

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-89389 of Merrill Lynch Large Cap Series Funds, Inc. on Form N-1A of our report dated December 20, 1999 on the statements of assets and liabilities of Merrill Lynch Large Cap Growth Fund, Merrill Lynch Large Cap Value Fund, and Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. appearing in the Statement of Additional Information, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP Deloitte & Touche LLP Princeton, New Jersey July 28, 2000